Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Third Quarter Results -

Record F&I Results and Total Gross Profit

CHARLOTTE, N.C. – October 24, 2017 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter of 2017.

Third Quarter 2017 Results

•	EchoPark units retailed up 37.7% over the prior year quarter

•	All-time record quarterly F&I gross profit and gross profit per retail unit of $92.9 million and $1,408, respectively

•	Record Q3 total gross profit of $362.6 million, up 1.0% over the prior year quarter

•	Repurchased 0.7 million Class A shares (approximately 1.5% of outstanding stock) for $11.4 million and declared $0.05/share dividend

•	GAAP continuing operations net income of $19.7 million with EPS of $0.45 per diluted share

•	Adjusted continuing operations net income of $17.4 million with adjusted EPS of $0.40 per diluted share

GAAP Basis

Net income from continuing operations for the third quarter of 2017 was $19.7 million, or $0.45 per diluted share. These results include a gain related to the disposal of a franchise partially offset by charges related to fixed asset impairments, weather-related physical damage costs and legal matters.

Comparatively, net income from continuing operations for the third quarter of 2016 was $19.0 million, or $0.42 per diluted share. These results include charges related to fixed asset impairments and legal matters which were partially offset by favorable weather-related physical damage accrual adjustments.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the third quarter of 2017 was $17.4 million, or $0.40 per diluted share. The adjustments in the 2017 quarterly period relate to a gain related to the disposal of a franchise and charges related to fixed asset impairments, weather-related physical damage costs and legal matters. Adjusted net income from continuing operations for the third quarter of 2016 was $21.2 million, or $0.47 per diluted share. The adjustments in the 2016 quarterly period relate to charges for fixed asset impairments and legal matters, which were partially offset by favorable weather-related physical damage accrual adjustments.

Commentary

B. Scott Smith, the Company’s Chief Executive Officer, noted, “We would first like to thank all of the first responders and public officials that prepared people and their communities for the storms and then have been tirelessly working to help those in need. We know all of the work is not close to being completed and the road to recovery will be challenging. We will continue working with those affected to help them put their lives back together.”

“The retail environment continues to be healthy with what we believe to be an adequate supply of credit and an ample supply of new and pre-owned inventory. We continue to see strong competition between dealers to acquire customers, which is putting pressure on margins notwithstanding the increase in incentives that we have seen in certain brands. Our build-out of EchoPark continues as planned and we anticipate opening in San Antonio, Texas in the first quarter and have an active schedule that will include the opening of approximately 10 additional EchoPark locations by the end of 2018.”

Jeff Dyke, Sonic’s EVP of Operations, stated, “The third quarter was similar to what we have seen for most of the year prior to the hurricanes in the Texas and Florida markets. Our Houston stores continued to struggle and BMW, which is about 30% of our profit structure, continues to be a major challenge. Hurricane Harvey closed all of our stores in the Houston market for about a week. Nearly 20% of our store count and 30% of our profit comes from the Houston market, which made the end of August a challenge. We were able to have the majority of our stores open within a few days, and by September 15, 2017, all of our stores were open and we began to help people replace and repair vehicles damaged by the hurricane. As a result of our national footprint and scale, we were able to ship in vehicles from around the country to ensure we had an adequate supply of inventory. Business was robust in Houston in the final half of September due to recovery efforts. We anticipate the retail activity in the Houston market in the fourth quarter of 2017 to continue to be favorable as those affected replace and repair vehicles.”

“Hurricane Irma’s effects on Sonic were less significant than those of Harvey, but still affected our operations from south Florida up into the Carolinas. We believe the threat of the storm kept customers away as they prepared for a storm that had an uncertain track as it approached and proceeded up the west coast of Florida. We did not see the level of sales activity rebound like we experienced in the Houston market as Irma’s flooding was not as significant. The loss of power affected our south Florida stores and west coast Florida stores from between seven to nine days, but all stores were back in business by September 15.”

“EchoPark continues its robust growth and our six stores combined were cash flow positive during the quarter. Our newest location in Colorado Springs was cash flow positive in its third month of operation, some six months ahead of the original EchoPark stores. We are very excited about the EchoPark brand and what we have been able to accomplish in the Colorado market.”

Scott Smith continued, “We are dedicated to returning capital to our stockholders. We again declared a dividend of $0.05 per share in the quarter and repurchased approximately 667,000 shares of stock. Together, these two actions returned approximately $13.6 million to our stockholders.”

“As stated in a previous press release, we estimate the negative impact experienced in the third quarter of fiscal 2017 due to the storms to be offset by a lift of increased automotive retail sales and service activity in the fourth quarter. Accordingly, we expect fiscal 2017 GAAP earnings per share from continuing operations to be between $1.55 and $1.65 and expect fiscal 2017 adjusted earnings per share from continuing operations to be between $1.85 and $1.95. We can add more color on this during our call today.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for our stockholders of record on December 15, 2017. The dividend will be payable on January 12, 2018.

Third Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867

International: (706) 643-0958

Conference ID: 93768785

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056

International: (404) 537-3406

Conference ID: 93768785

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements with respect to our 2017 earnings expectations, our long-term strategy, and the anticipated expansion of our EchoPark business. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Results of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,344,941	$1,364,842	$3,739,640	$3,784,122
Fleet vehicles	17,360	10,302	69,662	42,056

Total new vehicles	1,362,301	1,375,144	3,809,302	3,826,178
Used vehicles	659,724	660,974	1,936,088	1,881,514
Wholesale vehicles	43,098	70,522	130,174	153,141

Total vehicles	2,065,123	2,106,640	5,875,564	5,860,833
Parts, service and collision repair	347,717	361,709	1,060,873	1,059,093
Finance, insurance and other, net	92,861	89,579	262,832	254,940

Total revenues	2,505,701	2,557,928	7,199,269	7,174,866
Gross profit	362,622	359,085	1,073,586	1,057,540
Selling, general and administrative expenses	(283,974)	(282,141)	(870,139)	(843,721)
Impairment charges	(200)	(6,089)	(3,315)	(6,240)
Depreciation and amortization	(22,686)	(19,928)	(65,751)	(57,302)

Operating income (loss)	55,762	50,927	134,381	150,277
Other income (expense):
Interest expense, floor plan	(8,882)	(6,672)	(26,413)	(19,797)
Interest expense, other, net	(13,028)	(13,016)	(39,200)	(37,560)
Other income (expense), net	4	11	(14,490)	120

Total other income (expense)	(21,906)	(19,677)	(80,103)	(57,237)

Income (loss) from continuing operations before taxes	33,856	31,250	54,278	93,040
Provision for income taxes for continuing operations - benefit (expense)	(14,126)	(12,281)	(22,254)	(36,565)

Income (loss) from continuing operations	19,730	18,969	32,024	56,475

Income (loss) from discontinued operations	(290)	(858)	(993)	(918)

Net income (loss)	$19,440	$18,111	$31,031	$55,557

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.45	$0.42	$0.72	$1.22
Earnings (loss) per share from discontinued operations	(0.01)	(0.02)	(0.02)	(0.02)

Earnings (loss) per common share	$0.44	$0.40	$0.70	$1.20

Weighted average common shares outstanding	43,811	45,354	44,585	46,130

Gross Margin Data (Continuing Operations):
New retail vehicles	4.9%	4.6%	5.0%	4.9%
Fleet vehicles	(0.6% )	0.3%	(1.6% )	0.5%
Total new vehicles	4.9%	4.5%	4.9%	4.9%
Used vehicles	5.9%	6.0%	6.2%	6.2%
Wholesale vehicles	(7.6% )	(3.6% )	(4.9% )	(3.5% )
Parts, service and collision repair	48.2%	47.0%	48.1%	47.6%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.5%	14.0%	14.9%	14.7%

SG&A Expenses (Continuing Operations):
Compensation	$172,691	$171,287	$520,420	$506,894
Advertising	15,846	14,987	46,448	45,834
Rent	17,711	18,037	55,309	55,265
Other	77,726	77,830	247,962	235,728

Total SG&A expenses	$283,974	$282,141	$870,139	$843,721
SG&A expenses as % of gross profit	78.3%	78.6%	81.0%	79.8%

Operating Margin %	2.2%	2.0%	1.9%	2.1%

Unit Data (Continuing Operations):
New retail units	35,117	35,715	97,453	99,100
Fleet units	372	339	1,679	1,341

Total new units	35,489	36,054	99,132	100,441
Used units	30,841	30,933	91,749	89,553
Wholesale units	7,832	10,377	23,922	26,012

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended September 30, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	43,496	$19,730		$(290)		$19,440
Effect of participating securities:
Non-vested restricted stock		(18)		—		(18)

Basic earnings (loss) and shares	43,496	$19,712	$0.45	$(290)	$—	$19,422	$0.45
Effect of dilutive securities:
Stock compensation plans	315

Diluted earnings (loss) and shares	43,811	$19,712	$0.45	$(290)	$(0.01)	$19,422	$0.44

Adjustments:
Impairment charges		$198		$—		$198
Storm damage		2,971		—		2,971
Legal and other accruals		959		—		959
Gain on disposal		(8,489)		—		(8,489)

Total adjustments before taxes		(4,361)		—		(4,361)
Income tax effect of adjustments		2,065		—		2,065

Effect of adjustments, net of income taxes		$(2,296)	$(0.05)	$—	$—	$(2,296)	$(0.05)
Adjusted:
Earnings (loss) and diluted earnings (loss) per share (1)		$17,434	$0.40	$(290)	$(0.01)	$17,144	$0.39

(1)	Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended September 30, 2017.

	Three Months Ended September 30, 2016
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,118	$18,969		$(858)		$18,111
Effect of participating securities:
Non-vested restricted stock		(11)		—		(11)

Basic earnings (loss) and shares	45,118	$18,958	$0.42	$(858)	$(0.02)	$18,100	$0.40
Effect of dilutive securities:
Stock compensation plans	236

Diluted earnings (loss) and shares (2)	45,354	$18,958	$0.42	$(858)	$(0.02)	$18,100	$0.40

Adjustments:
Impairment charges		$6,089		$—		$6,089
Storm damage		(2,341)		1,000		(1,341)

Total adjustments before taxes		3,748		1,000		4,748
Income tax effect of adjustments		(1,473)		(390)		(1,863)

Effect of adjustments, net of income taxes		$2,275	$0.05	$610	$0.01	$2,885	$0.06

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (2)		$21,244	$0.47	$(248)	$(0.01)	$20,996	$0.46

(2)	Net loss attributable to Pre-Owned Stores operations was $0.06 per fully diluted share in the three months ended September 30, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Nine Months Ended September 30, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,281	$32,024		$(993)		$31,031
Effect of participating securities:
Non-vested restricted stock		(28)		—		(28)

Basic earnings (loss) and shares	44,281	$31,996	$0.72	$(993)	$(0.02)	$31,003	$0.70
Effect of dilutive securities:
Stock compensation plans	304

Diluted earnings (loss) and shares	44,585	$31,996	$0.72	$(993)	$(0.02)	$31,003	$0.70

Adjustments:
Impairment charges		$3,313		$—		$3,313
Storm damage		9,971		—		9,971
Legal and other accruals		810		—		810
Lease exit adjustments		992		—		992
Gain on disposal		(8,489)		—		(8,489)
Loss on debt extinguishment		15,268		—		15,268

Total adjustments before taxes		21,865		—		21,865
Income tax effect of adjustments		(8,229)		—		(8,229)

Effect of adjustments, net of income taxes		$13,636	$0.30	$—	$—	$13,636	$0.30

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (3)		$45,660	$1.02	$(993)	$(0.02)	$44,667	$1.00

(3)	Net loss attributable to Pre-Owned Stores operations was $0.21 per fully diluted share in the nine months ended September 30, 2017.

	Nine Months Ended September 30, 2016
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,930	$56,475		$(918)		$55,557
Effect of participating securities:
Non-vested restricted stock		(31)		—		(31)

Basic earnings (loss) and shares	45,930	$56,444	$1.23	$(918)	$(0.02)	$55,526	$1.21
Effect of dilutive securities:
Stock compensation plans	200

Diluted earnings (loss) and shares	46,130	$56,444	$1.22	$(918)	$(0.02)	$55,526	$1.20

Adjustments:
Impairment charges		$6,089		$—		$6,089
Storm damage		3,702		477		4,179

Total adjustments before taxes		9,791		477		10,268
Income tax effect of adjustments		(3,818)		(187)		(4,005)

Effect of adjustments, net of income taxes		$5,973	$0.13	$290	$0.01	$6,263	$0.14

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (4)		$62,448	$1.35	$(628)	$(0.01)	$61,820	$1.34

(4)	Net loss attributable to Pre-Owned Stores operations was $0.15 per fully diluted share in the nine months ended September 30, 2016.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,362,301	$1,375,144	$(12,843)		(0.9%)
Gross profit	$66,238	$62,388	$3,850		6.2%
Unit sales	35,489	36,054	(565)		(1.6%)
Revenue per unit	$38,387	$38,141	$246		0.6%
Gross profit per unit	$1,866	$1,730	$136		7.9%
Gross profit as a % of revenue	4.9%	4.5%	40	bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$3,809,302	$3,826,178	$(16,876)		(0.4%)
Gross profit	$187,038	$186,678	$360		0.2%
Unit sales	99,132	100,441	(1,309)		(1.3%)
Revenue per unit	$38,427	$38,094	$333		0.9%
Gross profit per unit	$1,887	$1,859	$28		1.5%
Gross profit as a % of revenue	4.9%	4.9%	—	bps

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,348,084	$1,365,641	$(17,557)		(1.3%)
Gross profit	$64,316	$62,202	$2,114		3.4%
Unit sales	35,063	35,639	(576)		(1.6%)
Revenue per unit	$38,447	$38,319	$128		0.3%
Gross profit per unit	$1,834	$1,745	$89		5.1%
Gross profit as a % of revenue	4.8%	4.6%	20	bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$3,749,137	$3,799,558	$(50,421)		(1.3%)
Gross profit	$183,239	$186,356	$(3,117)		(1.7%)
Unit sales	97,348	99,275	(1,927)		(1.9%)
Revenue per unit	$38,513	$38,273	$240		0.6%
Gross profit per unit	$1,882	$1,877	$5		0.3%
Gross profit as a % of revenue	4.9%	4.9%	—	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$659,724	$660,974	$(1,250)		(0.2%)
Gross profit	$39,145	$39,622	$(477)		(1.2%)
Unit sales	30,841	30,933	(92)		(0.3%)
Revenue per unit	$21,391	$21,368	$23		0.1%
Gross profit per unit	$1,269	$1,281	$(12)		(0.9%)
Gross profit as a % of revenue	5.9%	6.0%	(10	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,936,088	$1,881,514	$54,574		2.9%
Gross profit	$120,012	$117,121	$2,891		2.5%
Unit sales	91,749	89,553	2,196		2.5%
Revenue per unit	$21,102	$21,010	$92		0.4%
Gross profit per unit	$1,308	$1,308	$—		0.0%
Gross profit as a % of revenue	6.2%	6.2%	0	bps

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$640,993	$654,938	$(13,945)		(2.1%)
Gross profit	$36,541	$37,841	$(1,300)		(3.4%)
Unit sales	29,854	30,554	(700)		(2.3%)
Revenue per unit	$21,471	$21,435	$36		0.2%
Gross profit per unit	$1,224	$1,238	$(14)		(1.1%)
Gross profit as a % of revenue	5.7%	5.8%	(10	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,867,337	$1,867,041	$296		0.0%
Gross profit	$111,547	$112,153	$(606)		(0.5%)
Unit sales	88,211	88,592	(381)		(0.4%)
Revenue per unit	$21,169	$21,075	$94		0.4%
Gross profit per unit	$1,265	$1,266	$(1)		(0.1%)
Gross profit as a % of revenue	6.0%	6.0%	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$43,098	$70,522	$(27,424)		(38.9%	)
Gross profit (loss)	$(3,292)	$(2,507)	$(785)		(31.3%	)
Unit sales	7,832	10,377	(2,545)		(24.5%	)
Revenue per unit	$5,503	$6,796	$(1,293)		(19.0%	)
Gross profit (loss) per unit	$(420)	$(242)	$(178)		(73.6%	)
Gross profit (loss) as a % of revenue	(7.6% )	(3.6% )	(400	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$130,174	$153,141	$(22,967)		(15.0%	)
Gross profit (loss)	$(6,381)	$(5,425)	$(956)		(17.6%	)
Unit sales	23,922	26,012	(2,090)		(8.0%	)
Revenue per unit	$5,442	$5,887	$(445)		(7.6%	)
Gross profit (loss) per unit	$(267)	$(209)	$(58)		(27.8%	)
Gross profit (loss) as a % of revenue	(4.9% )	(3.5% )	(140	) bps

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$41,946	$69,898	$(27,952)		(40.0%	)
Gross profit (loss)	$(3,069)	$(2,382)	$(687)		(28.8%	)
Unit sales	7,572	10,240	(2,668)		(26.1%	)
Revenue per unit	$5,540	$6,826	$(1,286)		(18.8%	)
Gross profit (loss) per unit	$(405)	$(233)	$(172)		(73.8%	)
Gross profit (loss) as a % of revenue	(7.3% )	(3.4% )	(390	) bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$126,330	$152,022	$(25,692)		(16.9%	)
Gross profit (loss)	$(6,042)	$(5,222)	$(820)		(15.7%	)
Unit sales	23,111	25,671	(2,560)		(10.0%	)
Revenue per unit	$5,466	$5,922	$(456)		(7.7%	)
Gross profit (loss) per unit	$(261)	$(203)	$(58)		(28.6%	)
Gross profit (loss) as a % of revenue	(4.8% )	(3.4% )	(140	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$137,850	$146,365	$(8,515)		(5.8%)
Warranty	70,575	60,388	10,187		16.9%
Wholesale parts	40,927	44,202	(3,275)		(7.4%)
Internal, sublet and other	98,365	110,754	(12,389)		(11.2%)

Total	$347,717	$361,709	$(13,992)		(3.9%)

Gross profit
Customer pay	$74,302	$79,153	$(4,851)		(6.1%)
Warranty	38,821	32,176	6,645		20.7%
Wholesale parts	6,958	7,566	(608)		(8.0%)
Internal, sublet and other	47,589	51,108	(3,519)		(6.9%)

Total	$167,670	$170,003	$(2,333)		(1.4%)

Gross profit as a % of revenue
Customer pay	53.9%	54.1%	(20	) bps
Warranty	55.0%	53.3%	170	bps
Wholesale parts	17.0%	17.1%	(10	) bps
Internal, sublet and other	48.4%	46.1%	230	bps
Total	48.2%	47.0%	120	bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$415,179	$443,007	$(27,828)		(6.3%)
Warranty	213,155	172,759	40,396		23.4%
Wholesale parts	127,014	133,533	(6,519)		(4.9%)
Internal, sublet and other	305,525	309,794	(4,269)		(1.4%)

Total	$1,060,873	$1,059,093	$1,780		0.2%

Gross profit
Customer pay	$222,086	$240,833	$(18,747)		(7.8%)
Warranty	117,809	92,951	24,858		26.7%
Wholesale parts	21,839	23,305	(1,466)		(6.3%)
Internal, sublet and other	148,351	147,137	1,214		0.8%

Total	$510,085	$504,226	$5,859		1.2%

Gross profit as a % of revenue
Customer pay	53.5%	54.4%	(90	) bps
Warranty	55.3%	53.8%	150	bps
Wholesale parts	17.2%	17.5%	(30	) bps
Internal, sublet and other	48.6%	47.5%	110	bps
Total	48.1%	47.6%	50	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$136,879	$145,282	$(8,403)		(5.8%)
Warranty	69,959	59,924	10,035		16.7%
Wholesale parts	40,790	43,950	(3,160)		(7.2%)
Internal, sublet and other	96,716	109,740	(13,024)		(11.9%)

Total	$344,344	$358,896	$(14,552)		(4.1%)

Gross profit
Customer pay	$73,781	$78,528	$(4,747)		(6.0%)
Warranty	38,508	31,893	6,615		20.7%
Wholesale parts	6,935	7,525	(590)		(7.8%)
Internal, sublet and other	46,632	50,388	(3,756)		(7.5%)

Total	$165,856	$168,334	$(2,478)		(1.5%)

Gross profit as a % of revenue
Customer pay	53.9%	54.1%	(20	) bps
Warranty	55.0%	53.2%	180	bps
Wholesale parts	17.0%	17.1%	(10	) bps
Internal, sublet and other	48.2%	45.9%	230	bps
Total	48.2%	46.9%	130	bps

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$411,036	$439,677	$(28,641)		(6.5%)
Warranty	210,795	171,379	39,416		23.0%
Wholesale parts	126,069	132,758	(6,689)		(5.0%)
Internal, sublet and other	297,807	307,475	(9,668)		(3.1%)

Total	$1,045,707	$1,051,289	$(5,582)		(0.5%)

Gross profit
Customer pay	$219,890	$238,929	$(19,039)		(8.0%)
Warranty	116,493	92,221	24,272		26.3%
Wholesale parts	21,638	23,181	(1,543)		(6.7%)
Internal, sublet and other	144,116	145,196	(1,080)		(0.7%)

Total	$502,137	$499,527	$2,610		0.5%

Gross profit as a % of revenue
Customer pay	53.5%	54.3%	(80	) bps
Warranty	55.3%	53.8%	150	bps
Wholesale parts	17.2%	17.5%	(30	) bps
Internal, sublet and other	48.4%	47.2%	120	bps
Total	48.0%	47.5%	50	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$92,861	$89,579	$3,282	3.7%
Gross profit per retail unit (excludes fleet)	$1,408	$1,344	$64	4.8%

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$262,832	$254,940	$7,892	3.1%
Gross profit per retail unit (excludes fleet)	$1,389	$1,351	$38	2.8%

	Three Months Ended September 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$90,602	$88,254	$2,348	2.7%
Gross profit per retail unit (excludes fleet)	$1,404	$1,340	$64	4.8%

	Nine Months Ended September 30,		Better / (Worse)
	2017	2016	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$253,957	$251,204	$2,753	1.1%
Gross profit per retail unit (excludes fleet)	$1,381	$1,346	$35	2.6%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended September 30,			Better / (Worse)
	2017		2016	Change		% Change
	(In thousands)
Reported:
Compensation	$172,691		$171,287	$(1,404)		(0.8%)
Advertising	15,846		14,987	(859)		(5.7%)
Rent	17,711		18,037	326		1.8%
Other	77,726		77,830	104		0.1%

Total SG&A expenses	$283,974		$282,141	$(1,833)		(0.6%)

Adjustments:
Storm damage	$(2,971)		$2,341
Legal and other accruals	(959)		—
Gain on disposal	8,489		—

Total SG&A adjustments	$4,559		$2,341
Adjusted:

Total adjusted SG&A expenses	$288,533		$284,482	$(4,051)		(1.4%)

Reported:
SG&A expenses as a % of gross profit
Compensation	47.6%		47.7%	10	bps
Advertising	4.4%		4.2%	(20	) bps
Rent	4.9%		5.0%	10	bps
Other	21.4%		21.7%	30	bps

Total SG&A expenses as a % of gross profit	78.3%		78.6%	30	bps

Adjustments:
Storm damage	(0.8%	)	0.6%
Legal and other accruals	(0.3%	)	0.0%
Gain on disposal	2.4%		0.0%

Total effect of adjustments	1.3%		0.6%
Adjusted:

Total adjusted SG&A as a % of gross profit	79.6%		79.2%	(40	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Nine Months Ended September 30,				Better / (Worse)
	2017		2016		Change		% Change
	(In thousands)
Reported:
Compensation	$520,420		$506,894		$(13,526)		(2.7%	)
Advertising	46,448		45,834		(614)		(1.3%	)
Rent	55,309		55,265		(44)		(0.1%	)
Other	247,962		235,728		(12,234)		(5.2%	)

Total SG&A expenses	$870,139		$843,721		$(26,418)		(3.1%	)

Adjustments:
Storm damage	$(9,971)		$(3,702)
Legal and other accruals	(810)		—
Gain on disposal	8,489		—
Lease exit adjustments	(992)		—

Total SG&A adjustments	$(3,284)		$(3,702)
Adjusted:

Total adjusted SG&A expenses	$866,855		$840,019		$(26,836)		(3.2%	)

Reported:
SG&A expenses as a % of gross profit
Compensation	48.5%		47.9%		(60	) bps
Advertising	4.3%		4.3%		0	bps
Rent	5.2%		5.2%		0	bps
Other	23.0%		22.4%		(60	) bps

Total SG&A expenses as a % of gross profit	81.0%		79.8%		(120	) bps

Adjustments:
Storm damage	(0.9%	)	(0.4%	)
Legal and other accruals	(0.1%	)	0.0%
Gain on disposal	0.8%		0.0%
Lease exit adjustments	(0.1%	)	0.0%

Total effect of adjustments	(0.3%	)	(0.4%	)
Adjusted:

Total adjusted SG&A as a % of gross profit	80.7%		79.4%		(130	) bps

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439